EXHIBIT 10.21

                       AMENDMENT NO. 2 TO CREDIT AGREEMENT

     AMENDMENT NO. 2 TO CREDIT AGREEMENT dated as of June 30, 1997 (this "Amendment"), by and among SLM International, Inc., a Delaware corporation ("Parent"), its wholly-owned subsidiaries #1 Apparel, Inc., a Delaware corporation, and Maska U.S., Inc., a Vermont corporation (the Parent and such wholly-owned subsidiaries being herein referred to jointly and severally as the "Borrowers"), the lenders (the "Lenders") named in Schedules 2.01(a) and 2.01(b) to the Credit Agreement, as amended (as hereinafter defined) and The Chase Manhattan Bank, as agent (in such capacity, the "Agent") for the Lenders.

     WHEREAS, the Borrowers, the Lenders, and the Agent are party to the Credit Agreement dated as of April 1, 1997 (as amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement");

     WHEREAS, the Borrowers desire to amend Section 6.16 and Section 6.19 of the Credit Agreement;

     WHEREAS, in connection with such request, the parties to the Credit Agreement have agreed to amend Section 6.16 and Section 6.19 of the Credit Agreement as hereinafter set forth.

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     1. Defined Terms. Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

     2. Amendment to Credit Agreement. Subject to the conditions as to effectiveness set forth in Paragraph 4 of this Amendment, the Credit Agreement is hereby amended as follows:

     (a) Section 6.16 of the Credit Agreement is hereby amended to provide in its entirety as follows:

     "SECTION 6.16. Additional Pledge and Surveys. (a) No later than July 31, 1997, pledge the stock of Sport Maska Europe S.A.R.L. to the Agent for the ratable benefit of the Lenders by agreements in form and substance satisfactory to the Agent.

          (b) No later than July 11, 1997, deliver to the Agent surveys of each of the premises subject to the Mortgages together with amendments to title policies in form and substance satisfactory to the Agent."


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     (a) Section 6.19 of the Credit Agreement is hereby amended to provide in its entirety as follows:

          "SECTION 6.19. Inactive Subsidiaries. (a) The Company shall cause (i) each Inactive Subsidiary (other than Buddy L. International Ltd. (now known as Smedley Industries International Limited), Maska H.K. Limited and Smedley Industries (Hong Kong) Limited) to cease to exist (whether through dissolution, amalgamation, merger or otherwise) no later than January 15, 1998, (ii) Buddy L. International Ltd. (now known as Smedley Industries International Limited) and Smedley Industries (Hong Kong) Limited to cease to exist (whether through dissolution, amalgamation, merger or otherwise) as soon as practicable and (iii) #1 Apparel Canada Inc. to transfer all of its assets and liabilities to Sport Maska Inc. and cease to exist (whether through dissolution, amalgamation, merger or otherwise) no later than January 15, 1998 (in each case providing the Agent with satisfactory evidence of such cessation of existence and/or transfer, as applicable).

     (b) The Company shall cause each Inactive Subsidiary (other than Maska H.K. Limited) and #1 Apparel Canada Inc. (after it has transferred its assets and liabilities to Sport Maska Inc.) to engage in no activities (including, without limitation, the incurring of Liens or Indebtedness, acquiring assets or making investments) other than those reasonably required in connection with the cessation of its existence. The Company will cause each Inactive Subsidiary to have no material assets or liabilities.

     (c) The Company shall cause Maska H.K. Limited to engage in no activities (including, without limitation, the incurring of Liens or Indebtedness, acquiring assets or making investments) unless Maska H.K. Limited obtains further consent from the Required Lenders."

     3. Representations and Warranties. The Borrowers hereby represent and warrant as of the date hereof as follows (which representations and warranties shall survive the execution and delivery of this Amendment):

          (a) Each Borrower has the power to execute, deliver and carry out the terms and provisions of this Amendment.

          (b) This Amendment has been duly executed and delivered and constitutes the legal, valid and binding obligation of the Borrowers, and is enforceable in accordance with its terms.

     (a) No Default or Event of Default under the Credit Agreement has occurred or is continuing.


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     (a) 4. Conditions Precedent. Notwithstanding any term or provision of this
Amendment to the contrary, Paragraph 2 hereof shall not become effective until the Agent shall have determined that each of the following conditions precedent shall have been satisfied:

          (a) All required corporate actions in connection with the execution and delivery of this Amendment shall have been taken, and each shall be satisfactory in form and substance to the Agent, and the Agent shall have received all information and copies of all documents, including, without limitation, records of requisite corporate action that the Agent may reasonably request, to be certified by the appropriate corporate person or government authorities.

          (b) All representations and warranties made by the Borrowers in Paragraph 3 hereof shall be true and correct in all material respects on the date of effectiveness of this Amendment with the same effect as though such representations and warranties had been made on such date after giving effect to this Amendment (except to the extent any such representation or warranty relates expressly to an earlier date).

          (c) Counterparts of this Amendment shall have been duly executed and delivered on behalf of the Borrowers, the Required Lenders and the Agent.

     5. References to Credit Agreements. The term "Agreement", "hereof", "herein" and similar terms as used in the Credit Agreement, and references in the other Loan Documents to the Credit Agreement, shall mean and refer to, from and after the effective date of the amendment contained herein as determined in accordance with Paragraph 4 hereof, the Credit Agreement as amended by this Amendment.

     6. Continued Effectiveness. Except as expressly set forth herein, nothing herein shall be deemed to be a waiver of any covenant or agreement contained in, or any Default or Event of Default under, the Credit Agreement, and each of the parties hereto agrees that, as amended by this Amendment, all of the covenants and agreements and other provisions contained in the Credit Agreement and the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect from and after the date of this Amendment.

     7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.


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     8. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND
GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (OTHER THAN THE CONFLICTS OF LAWS PRINCIPLES THEREOF).

[Signature pages follow]


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    SLM INTERNATIONAL, INC.

                                    By: /s/ RUSSELL J. DAVID
                                        ---------------------------------
                                          Russell J. David
                                          Vice President, Finance

                                    MASKA U.S., INC.

                                    By: /s/ RUSSELL J. DAVID
                                        ---------------------------------
                                          Russell J. David
                                          Vice President, Finance

                                    #1 APPAREL, INC.

                                    By: /s/ RUSSELL J. DAVID
                                        ---------------------------------
                                          Russell J. David
                                          Vice President, Finance

                                    THE CHASE  MANHATTAN BANK, as Agent and
                                    as a Lender

                                    By: /s/ JOHN T. ZELLER
                                        ---------------------------------
                                           Name:      John T. Zeller
                                           Title:     John T. Zeller


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                                    GENERAL ELECTRIC CAPITAL CORPORATION,
                                      as a Lender

                                    By: /s/ CHARLES D. CHIODO
                                        ------------------------------------
                                          Name:  Charles D. Chiodo
                                          Title: Duly Authorized Signature

                                    SANWA BUSINESS CREDIT CORPORATION, as a
                                     Lender

                                    By: /s/ PETER L. SKAVLA
                                        ------------------------------------
                                           Name:  Peter L. Skavla
                                           Title: Vice President

                                    PNC BANK, NATIONAL ASSOCIATION, as a
                                     Lender

                                    By: /s/ FRANCES D. PHILLIPS
                                        ------------------------------------
                                           Name:  Frances D. Phillips
                                           Title: Vice President

                                    IBJ SCHRODER BANK & TRUST COMPANY, as a
                                     Lender

                                    By: /s/ ALFRED J. SCOYNI
                                        ------------------------------------
                                           Name:  Alfred J. Scoyni
                                           Title: Vice President


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